EXHIBIT 10.28

AMENDMENT NO. 1 (this “Amendment”), dated as of February 20, 2009, to that certain Agreement (the “Agreement”), dated as of January 1, 2008, is made by and among GREENLIGHT REINSURANCE, LTD., GREENLIGHT CAPITAL RE, LTD. (for limited purposes) and DME ADVISORS, LP.

A.  The parties are party to the Agreement.

B.  The parties hereto now wish to amend the Agreement as provided herein.

In consideration of the premises and the mutual covenants and the agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.  Capitalized Terms.  Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Agreement.

2.  Amendment to Agreement.  Pursuant to Section 8.1 of the Agreement, the parties hereto agree that the definition of “Carryforward Account” in Article I shall be amended and restated in its entirety to read as follows:

““Carryforward Account” means a memorandum account to be recorded by DME in the books and records of the venture with respect to each Participant that has an initial balance of zero and that is adjusted as follows:

As of the first day after the close of each Performance Period for such Participant (prior to giving effect to the Performance Allocation, if any), the balance of the Carryforward Account (a) is increased by the amount, if any, equal to two and one half times such Participant’s Negative Performance Change for such Performance Period and (b) is reduced (but not below zero) by the amount, if any, of such Participant’s Positive Performance Change for such Performance Period.”

3.  Agreement in Full Force and Effect.  The parties hereto agree that except as amended pursuant to this Amendment, the Agreement remains in full force and effect.

4.  Entire Agreement.  This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of no force or effect.

5.  Governing Law.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of New York without regard to the conflict of laws principles thereof.

6.  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In witness whereof, the undersigned, intending to be legally bound hereby, have duly executed this Amendment as of the day first above written.

GREENLIGHT REINSURANCE, LTD.
Address for Notices:
802 West Bay Road
The Grand Pavilion
Grand Cayman, KY 1-1205                                                                           By: /s/ Tim Courtis
Attention:  Tim Courtis                                                                                Name:  Tim Courtis
Chief Financial Officer                                                                                  Title:  Chief Financial Officer
Facsimile No.:  345-745-4576

GREENLIGHT CAPITAL RE, LTD.
Address for Notices:
802 West Bay Road
The Grand Pavilion
Grand Cayman, KY 1-1205                                                                           By /s/ Leonard Goldberg
Attention:  Leonard Goldberg                                                                    Name:  Leonard Goldberg
Chief Executive Officer                                                                                Title:  Chief Executive Officer
Facsimile No.:  345-745-4576

 DME ADVISORS, LP
Address for Notices:                                                                                    By: DME Advisors GP, LLC, its general partner
140 East 45th Street, 24th Floor
New York, New York 10017
Attention:  Harry Brandler
Facsimile No.:  212-973-9219                                                                       By: /s Harry Brandler
                                Name:  Harry Brandler
 Title:  Chief Financial Officer